SCHEDULE A

FEE AND EXPENSE AGREEMENT

WELLS FARGO FUNDS TRUST

(Capped Operating Expense Ratios)

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Absolute Return Fund[1] Class A Class C Administrator Class Institutional Class	0.80% 1.55% 0.60% 0.35%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Adjustable Rate Government Fund Class A Class B Class C Administrator Class Institutional Class	0.74% 1.49% 1.49% 0.60% 0.46%	December 31, 2013 December 31, 2013 December 31, 2013 December 31, 2013 December 31, 2013
Asia Pacific Fund Class A Class C Administrator Class Institutional Class Investor Class	1.60% 2.35% 1.40% 1.25% 1.65%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Asset Allocation Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.87% 1.62% 1.62% 1.12% 0.64% 0.44%	January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014
C&B Large Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.15% 1.90% 1.90% 0.95% 0.70% 1.20%	September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2013
C&B Mid Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.20% 1.95% 1.95% 1.15% 0.90% 1.25%	January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014
California Limited-Term Tax-Free Fund Class A Class C Administrator Class	0.80% 1.55% 0.60%	October 31, 2013 October 31, 2013 October 31, 2013
California Municipal Money Market Fund[2] Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.30% 0.20% 0.45% 1.00%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
California Tax-Free Fund Class A Class B Class C Administrator Class	0.75% 1.50% 1.50% 0.55%	October 31, 2013 October 31, 2013 October 31, 2013 October 31, 2013
Capital Growth Fund Class A Class C Administrator Class Institutional Class Investor Class Class R4 Class R6	1.11% 1.86% 0.90% 0.65% 1.17% 0.75% 0.60%	November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.50%	May 31, 2013 May 31, 2013 May 31, 2013 May 31, 2013
Colorado Tax-Free Fund Class A Class B Class C Administrator Class	0.85% 1.60% 1.60% 0.60%	October 31, 2013 October 31, 2013 October 31, 2013 October 31, 2013
Common Stock Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.26% 2.01% 2.01% 1.10% 0.90% 1.29%	January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015 January 31, 2015
Conservative Allocation Fund[3] Administrator Class	0.85%	September 30, 2013
Conservative Income Fund[4] Institutional Class	0.27%	December 31, 2014
Core Bond Fund Class A Class B Class C Class R Administrator Class Institutional Class Investor Class Class R4 Class R6	0.78% 1.53% 1.53% 1.03% 0.70% 0.42% 0.81% 0.52% 0.37%	September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014
Disciplined U.S. Core Fund Class A Class C Administrator Class Institutional Class	0.92% 1.67% 0.74% 0.48%	November 30, 2013 November 30, 2013 November 30, 2013 November 30, 2013
Discovery Fund Class A Class C Administrator Class Institutional Class Investor Class	1.22% 1.97% 1.15% 0.89% 1.28%	January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014
Diversified Capital Builder Fund Class A Class B Class C Administrator Class Institutional Class	1.20% 1.95% 1.95% 0.95% 0.78%	January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014
Diversified Equity Fund Class A Class B Class C Administrator Class	1.25% 2.00% 2.00% 1.00%	September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2013
Diversified Income Builder Fund Class A Class B Class C Administrator Class Institutional Class	1.08% 1.83% 1.83% 0.90% 0.71%	January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014
Diversified International Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.41% 2.16% 2.16% 1.25% 0.99% 1.46%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Dow Jones Target 2010 Fund[5] Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	0.99% 1.74% 1.74% 0.83% 0.48% 0.89% 0.47%	June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Dow Jones Target 2015 Fund[6] Class A Administrator Class Institutional Class Investor Class Class R4	0.84% 0.84% 0.49% 0.90% 0.48%	June 30, 2014 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Dow Jones Target 2020 Fund[7] Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	1.01% 1.76% 1.76% 0.85% 0.50% 0.91% 0.50%	June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Dow Jones Target 2025 Fund[8] Class A Administrator Class Institutional Class Investor Class Class R4	0.86% 0.85% 0.50% 0.91% 0.50%	June 30, 2014 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Dow Jones Target 2030 Fund[9] Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	1.02% 1.77% 1.77% 0.86% 0.51% 0.92% 0.51%	June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Dow Jones Target 2035 Fund[10] Class A Administrator Class Institutional Class Investor Class Class R4	0.88% 0.87% 0.52% 0.93% 0.52%	June 30, 2014 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Dow Jones Target 2040 Fund[11] Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	1.03% 1.78% 1.78% 0.87% 0.52% 0.93% 0.52%	June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Dow Jones Target 2045 Fund[12] Class A Administrator Class Institutional Class Investor Class Class R4	0.88% 0.87% 0.52% 0.93% 0.52%	June 30, 2014 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Dow Jones Target 2050 Fund[13] Class A Class C Administrator Class Institutional Class Investor Class Class R4	0.88% 1.63% 0.87% 0.52% 0.93% 0.52%	June 30, 2014 June 30, 2014 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Dow Jones Target 2055 Fund[14] Class A Administrator Class Institutional Class Investor Class Class R4	0.88% 0.87% 0.52% 0.93% 0.52%	June 30, 2014 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Dow Jones Target Today Fund[15] Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	0.96% 1.71% 1.71% 0.80% 0.45% 0.86% 0.45%	June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2013 June 30, 2014
Emerging Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	1.37% 2.12% 1.20% 0.90% 1.43%	September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2013
Emerging Markets Equity Fund[16] Class A Class B Class C Administrator Class Institutional Class	1.70% 2.45% 2.45% 1.50% 1.25%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Emerging Markets Equity Income Fund Class A Class C Administrator Class Institutional Class	1.65% 2.40% 1.45% 1.25%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Emerging Markets Local Bond Fund Class A Class C Administrator Class Institutional Class	1.23% 1.98% 1.10% 0.90%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Endeavor Select Fund Class A Class B Class C Administrator Class Institutional Class	1.25% 2.00% 2.00% 1.00% 0.80%	November 30, 2013 November 30, 2013 November 30, 2013 November 30, 2013 November 30, 2013
Enterprise Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.18% 1.93% 1.93% 1.10% 0.85% 1.24%	January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014
Global Opportunities Fund Class A Class B Class C Administrator Class Institutional Class	1.55% 2.30% 2.30% 1.40% 1.15%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Government Money Market Fund[17] Class A Administrator Class
Institutional Class
Service Class Sweep Class	0.65% 0.35% 0.20% 0.50% 1.00%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Government Securities Fund[18] Class A Class B Class C Administrator Class Institutional Class Investor Class	0.87% 1.62% 1.62% 0.64% 0.48% 0.90%	December 31, 2013 December 31, 2013 December 31, 2013 December 31, 2013 December 31, 2013 December 31, 2013
Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	1.21% 1.96% 0.96% 0.75% 1.27%	November 30, 2013 November 30, 2013 November 30, 2013 November 30, 2013 November 30, 2013
Growth Balanced Fund Class A Class B Class C Administrator Class	1.20% 1.95% 1.95% 0.95%	September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2013
Heritage Money Market Fund[19] Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.43%	June 30, 2014 June 30, 2014 June 30, 2014 June 30, 2014
High Income Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.90% 1.65% 1.65% 0.80% 0.50% 0.93%	December 31, 2013 December 31, 2013 December 31, 2013 December 31, 2013 December 31, 2013 December 31, 2013
High Yield Bond Fund Class A Class B Class C Administrator Class	1.03% 1.78% 1.78% 0.80%	December 31, 2013 December 31, 2013 December 31, 2013 December 31, 2013
High Yield Municipal Bond Fund Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.75% 0.60%	October 31, 2014 October 31, 2014 October 31, 2014 October 31, 2014
Income Plus Fund[20] Class A Class B Class C Administrator Class Institutional Class Investor Class	0.87% 1.62% 1.62% 0.72% 0.58% 0.88%	December 31, 2013 December 31, 2013 December 31, 2013 December 31, 2013 December 31, 2013 December 31, 2013
Index Asset Allocation Fund Class A Class B Class C Administrator Class	1.15% 1.90% 1.90% 0.90%	January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014
Index Fund Class A Class B Class C Administrator Class Investor Class	0.56% 1.31% 1.31% 0.25% 0.45%	September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2013
Inflation-Protected Bond Fund Class A Class B Class C Administrator Class	0.85% 1.60% 1.60% 0.60%	September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2013
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Institutional Class Investor Class	0.70% 1.45% 0.60% 0.42% 0.73%	October 31, 2013 October 31, 2013 October 31, 2013 October 31, 2013 October 31, 2013
International Bond Fund Class A Class B Class C Administrator Class Institutional Class Class R6	1.03% 1.78% 1.78% 0.85% 0.70% 0.65%	February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015 February 28, 2015
International Equity Fund Class A Class B Class C Class R Administrator Class Institutional Class	1.09% 1.84% 1.84% 1.34% 1.09% 0.84%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
International Value Fund Class A Class B Class C Administrator Class Institutional Class	1.50% 2.25% 2.25% 1.25% 1.05%	September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2013
Intrinsic Small Cap Value Fund[21] Class A Class C Administrator Class Institutional Class Investor Class	1.45% 2.20% 1.20% 1.00% 1.49%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Intrinsic Value Fund Class A Class B Class C Class R Administrator Class Institutional Class Class R4 Class R6	1.16% 1.91% 1.91% 1.41% 0.95% 0.70% 0.80% 0.65%	November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014
Intrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	1.40% 2.15% 1.15% 0.95%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Large Cap Core Fund Class A Class C Administrator Class Institutional Class Investor Class	1.14% 1.89% 0.90% 0.66% 1.20%	November 30, 2013 November 30, 2013 November 30, 2013 November 30, 2013 November 30, 2013
Large Cap Growth Fund Class A Class C Class R Administrator Class Institutional Class Investor Class Class R4 Class R6	1.07% 1.82% 1.32% 0.95% 0.65% 1.13% 0.75% 0.60%	November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014
Large Company Value Fund Class A Class C Administrator Class Institutional Class Investor Class	1.10% 1.85% 0.85% 0.65% 1.16%	November 30, 2013 November 30, 2013 November 30, 2013 November 30, 2013 November 30, 2013
Minnesota Tax-Free Fund Class A Class B Class C Administrator Class	0.85% 1.60% 1.60% 0.60%	October 31, 2013 October 31, 2013 October 31, 2013 October 31, 2013
Moderate Balanced Fund Class A Class B Class C Administrator Class	1.15% 1.90% 1.90% 0.90%	September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2013
Money Market Fund[22] Class A Class B Class C Daily Class Investor Class Service Class	0.70% 1.45% 1.45% 1.00% 0.65% 0.50%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.75% 1.50% 1.50% 0.60% 0.48% 0.78%	October 31, 2013 October 31, 2013 October 31, 2013 October 31, 2013 October 31, 2013 October 31, 2013
Municipal Cash Management Money Market Fund[23] Administrator Class Institutional Class Service Class	0.30% 0.20% 0.45%	July 11, 2013 July 11, 2013 July 11, 2013
Municipal Money Market Fund[24] Class A Institutional Class Investor Class Service Class Sweep Class	0.65% 0.20% 0.64% 0.45% 1.00%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
National Tax-Free Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.30% 0.20% 0.45% 1.00%	May 31, 2013 May 31, 2013 May 31, 2013 May 31, 2013 May 31, 2013
North Carolina Tax-Free Fund Class A Class C Institutional Class	0.85% 1.60% 0.54%	October 31, 2013 October 31, 2013 October 31, 2013
Omega Growth Fund Class A Class B Class C Class R Administrator Class Institutional Class	1.30% 2.05% 2.05% 1.55% 1.05% 0.80%	November 30, 2013 November 30, 2013 November 30, 2013 November 30, 2013 November 30, 2013 November 30, 2013
Opportunity Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.22% 1.97% 1.97% 1.00% 0.75% 1.28%	January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014
Pennsylvania Tax-Free Fund Class A Class B Class C Institutional Class	0.74% 1.49% 1.49% 0.49%	October 31, 2013 October 31, 2013 October 31, 2013 October 31, 2013
Precious Metals Fund Class A Class B Class C Administrator Class Institutional Class	1.09% 1.84% 1.84% 0.95% 0.79%	July 31, 2013 July 31, 2013 July 31, 2013 July 31, 2013 July 31, 2013
Premier Large Company Growth Fund Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4 Class R6	1.12% 1.87% 1.87% 0.95% 0.70% 1.18% 0.80% 0.65%	November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014 November 30, 2014
Short Duration Government Bond Fund Class A Class B Class C Administrator Class Institutional Class Class R6	0.78% 1.53% 1.53% 0.60% 0.42% 0.37%	December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014 December 31, 2014
Short-Term Bond Fund[25] Class A Class C Institutional Class Investor Class	0.80% 1.55% 0.48% 0.81%	December 31, 2013 December 31, 2013 December 31, 2013 December 31, 2013
Short-Term High Yield Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	0.81% 1.56% 0.65% 0.50% 0.84%	December 31, 2013 December 31, 2013 December 31, 2013 December 31, 2013 December 31, 2013
Short-Term Municipal Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	0.60% 1.35% 0.60% 0.40% 0.63%	October 31, 2013 October 31, 2013 October 31, 2013 October 31, 2013 October 31, 2013
Small Cap Opportunities Fund Administrator Class	1.20%	February 28, 2014
Small Cap Value Fund[26] Class A Class B Class C Administrator Class Institutional Class Investor Class	1.30% 2.05% 2.05% 1.10% 0.90% 1.33%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Small Company Growth Fund[27] Class A Class B Class C Administrator Class Institutional Class	1.45% 2.20% 2.20% 1.20% 0.95%	September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014 September 30, 2014
Small Company Value Fund[28] Class A Class B Class C Administrator Class Institutional Class	1.45% 2.20% 2.20% 1.20% 1.00%	September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2013 September 30, 2013
Small/Mid Cap Value Fund[29] Class A Class C Administrator Class Institutional Class Investor Class	1.40% 2.15% 1.15% 0.95% 1.46%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Special Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	1.25% 2.00% 1.14% 0.87% 1.31%	January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014 January 31, 2014
Special Small Cap Value Fund Class A Class B Class C Administrator Class Institutional Class	1.34% 2.09% 2.09% 1.09% 0.94%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Specialized Technology Fund[30] Class A Class B Class C Administrator Class Investor Class	1.60% 2.35% 2.35% 1.40% 1.66%	July 31, 2013 July 31, 2013 July 31, 2013 July 31, 2013 July 31, 2013
Strategic Income Fund Class A Class C Administrator Class Institutional Class	0.90% 1.65% 0.75% 0.60%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.82% 1.57% 1.57% 0.68% 0.48%	October 31, 2013 October 31, 2013 October 31, 2013 October 31, 2013 October 31, 2014
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	1.33% 2.08% 1.20% 0.98%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Treasury Plus Money Market Fund[31] Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.35% 0.20% 0.45% 1.00%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Ultra Short-Term Income Fund

Class A

Class C Administrator Class Institutional Class Investor Class	0.70% 1.45% 0.55% 0.35% 0.73%	December 31, 2013 December 31, 2013 December 31, 2013 December 31, 2013 December 31, 2013
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class Institutional Class Investor Class	0.67% 1.42% 0.60% 0.37% 0.70%	October 31, 2013 October 31, 2013 October 31, 2013 October 31, 2013 October 31, 2013
Utility & Telecommunications Fund Class A Class B Class C Administrator Class Institutional Class	1.14% 1.89% 1.89% 0.95% 0.78%	July 31, 2013 July 31, 2013 July 31, 2013 July 31, 2013 July 31, 2013
WealthBuilder Conservative Allocation Portfolio	1.50%	September 30, 2013
WealthBuilder Equity Portfolio	1.50%	September 30, 2013
WealthBuilder Growth Allocation Portfolio	1.50%	September 30, 2013
WealthBuilder Growth Balanced Portfolio	1.50%	September 30, 2013
WealthBuilder Moderate Balanced Portfolio	1.50%	September 30, 2013
WealthBuilder Tactical Equity Portfolio	1.50%	September 30, 2013
Wisconsin Tax-Free Fund Class A Class C Investor Class	0.70% 1.45% 0.73%	October 31, 2013 October 31, 2013 October 31, 2013
100% Treasury Money Market Fund[32] Class A Administrator Class Service Class Sweep Class	0.65% 0.30% 0.50% 1.00%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013

1Effective February 1, 2014, the capped operating expense ratio for the Absolute Return Fund will be: Class A 0.76%; Class C 1.51%; Administrator Class 0.57%; and Institutional Class 0.33%.  The expiration dates for all share classes will be January 31, 2015.

2Effective June 1, 2013 the expiration date for all classes of the California Municipal Money Market Fund will be May 31, 2014.

3On November 7, 2012 the Board of Funds Trust approved the liquidation of the Conservative Allocation Fund.  The liquidation will occur on or about May 24, 2013.

4On February 21, 2013 the Board of Funds Trust approved the establishment of the Conservative Income Fund.  The fund is scheduled to become effective in the second quarter of 2013.

5On August 15, 2012 the Board of Funds Trust approved the modification of the Target Date 2010 Fund Institutional Class to Class R6 shares.  The modification will become effective May 31, 2013 and the net operating expense ratios will be: Class A 0.83%; Class B 1.58%; Class C 1.58%; Administrator Class 0.67%; Investor Class 0.88%; and Class R6 0.32% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.

6On August 15, 2012 the Board of Funds Trust approved the modification of the Target Date 2015 Fund Institutional Class to Class R6 shares.  The modification will become effective on or about May 31, 2013 and the net operating expense ratios will be: Administrator Class 0.68%; Investor Class 0.89%; and Class R6 0.33% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.

7On August 15, 2012 the Board of Funds Trust approved the modification of the Target Date 2020 Fund Institutional Class to Class R6 shares.  The modification will become effective on or about May 31, 2013 and the net operating expense ratios will be:  Class A 0.86%; Class B 1.61%; Class C 1.61%; Administrator Class 0.70%; Investor Class 0.91%; and Class R6 0.35% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.

8On August 15, 2012 the Board of Funds Trust approved the modification of the Target Date 2025 Fund Institutional Class to Class R6 shares.  The modification will become effective on or about May 31, 2013 and the net operating expense ratios will be: Administrator Class 0.70%; Investor Class 0.91%; and Class R6 0.35% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.

9On August 15, 2012 the Board of Funds Trust approved the modification of the Target Date 2030 Fund Institutional Class to Class R6 shares.  The modification will become effective on or about May 31, 2013 and the net operating expense ratios will be:  Class A 0.87%; Class B 1.62%; Class C 1.62%; Administrator Class 0.71%; Investor Class 0.92%; and Class R6 0.36% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.

10On August 15, 2012 the Board of Funds Trust approved the modification of the Target Date 2035 Fund Institutional Class to Class R6 shares.  The modification will become effective on or about May 31, 2013 and the net operating expense ratios will be: Administrator Class 0.72%; Investor Class 0.93%; and Class R6 0.37% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.

11On August 15, 2012 the Board of Funds Trust approved the modification of the Target Date 2040 Fund Institutional Class to Class R6 shares.  The modification will become effective on or about May 31, 2013 and the net operating expense ratios will be:  Class A 0.88%; Class B 1.63%; Class C 1.63%; Administrator Class 0.72%; Investor Class 0.93%; and Class R6 0.37% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.

12On August 15, 2012 the Board of Funds Trust approved the modification of the Target Date 2045 Fund Institutional Class to Class R6 shares.  The modification will become effective on or about May 31, 2013 and the net operating expense ratios will be:Administrator Class 0.72%; Investor Class 0.93%; and Class R6 0.37% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.

13On August 15, 2012 the Board of Funds Trust approved the modification of the Target Date 2050 Fund Institutional Class to Class R6 shares.  The modification will become effective on or about May 31, 2013 and the net operating expense ratios will be: Administrator Class 0.72%; Investor Class 0.93%; and Class R6 0.37% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.

14On August 15, 2012 the Board of Funds Trust approved the modification of the Target Date 2055 Fund Institutional Class to Class R6 shares.  The modification will become effective on or about May 31, 2013 and the net operating expense ratios will be: Administrator Class 0.72%; Investor Class 0.93%; and Class R6 0.37% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.

15On August 15, 2012 the Board of Funds Trust approved the modification of the Target Today Fund Institutional Class to Class R6 shares.  The modification will become effective on or about May 31, 2013 and the net operating expense ratios will be:  Class A 0.81%; Class B 1.56%; Class C 1.56%; Administrator Class 0.65%; Investor Class 0.86%; and Class R6 0.30% (formerly, Institutional Class).  The expiration dates for all share classes will be June 30, 2014.

16Effective March 1, 2014, the capped operating expense ratios for the following classes of the Emerging Markets Equity Fund will be: Class A 1.67%, Class B 2.42%, Class C 2.42% and Institutional Class 1.23%.  The expiration dates for these classes will be February 28, 2015.

17Effective June 1, 2013 the expiration date for all classes of the Government Money Market Fund will be May 31, 2014.

18Effective January 1, 2014, the capped operating expense ratios for the following classes of the Government Securities Fund will be: Class A 0.85%, Class B 1.60%, Class C 1.60% and Investor Class 0.88%.  The expiration dates for these share classes will be December 31, 2014.

19Effective June 1, 2013 the expiration date for all classes of the Heritage Money Market Fund will be May 31, 2014.

20Effective January 1, 2014, the capped operating expense ratios for the following classes of the Income Plus Fund will be: Class A 0.84%, Class B 1.59%, Class C 1.59%, and Investor Class 0.85%.  The expiration dates for these classes will be December 31, 2014.

21Effective March 1, 2014, the capped operating expense ratios for the following classes of the Intrinsic Small Cap Value Fund will be: Class A 1.40%; Class C 2.15%; and Investor Class 1.46%.  The expiration date for these classes will be February 28, 2015.

22Effective June 1, 2013 the expiration date for all classes of the Money Market Fund will be May 31, 2014.

23Effective June 1, 2013 the expiration date for all classes of the Municipal Cash Management Money Market Fund will be May 31, 2014.

24Effective June 1, 2013 the expiration date for all classes of the Municipal Money Market Fund will be May 31, 2014.

25Effective January 1, 2014, the capped operating expense ratios for the following classes of the Short-Term Bond Fund will be: Class A 0.77%; Class B 1.52%; Class C 1.52%; and Investor Class 0.78%.  The expiration date for these classes will be December 31, 2014.

26Effective March 1, 2014, the capped operating expense ratio for the Investor Class of the Small Cap Value Fund will be 1.31% with an expiration date of February 28, 2015.

27Effective October 1, 2013, the capped operating expense ratios for the following classes of the Small Company Growth Fund will be: Class A 1.40%; Class B 2.15%; and Class C 2.15%.  The expiration date for these classes will be September 30, 2014.

28Effective October 1, 2013, the capped operating expense ratios for the following classes of the Small Company Value Fund will be: Class A 1.40%; Class B 2.15%; and Class C 2.15%.  The expiration date for these classes will be September 30, 2014.

29Effective March 1, 2014, the capped operating expense ratios for the following classes of the Small/Mid Cap Value Fund will be: Class A 1.35%; Class C 2.10%; and Investor Class 1.41%.  The expiration date for these classes will be February 28, 2015.

30Effective August 1, 2013, the capped operating expense ratios for the following classes of the Specialized Technology Fund will be: Class A 1.55%; Class B 2.30%; Class C 2.30%; and Investor Class 1.58%.  The expiration date for these classes will be July 31, 2014.

31Effective June 1, 2013 the expiration date for all classes of the Treasury Plus Money Market Fund will be May 31, 2014.

32Effective June 1, 2013 the expiration date for all classes of the 100% Treasury Money Market Fund will be May 31, 2014.

Most Recent Annual Approval: March 29, 2013

Schedule A amended: March 29, 2013

The foregoing schedule of capped operating expense ratios is agreed to as of March 29, 2013 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:

     C. David Messman

     Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Andrew Owen

Executive Vice President